Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this registration statement on Form N-14 (the "Registration Statement") of our report dated December 9, 1998 relating to the financial statements and financial highlights appearing in the October 31, 1998 Annual Report to Shareholders of INVESCO International Growth Fund (one of the portfolio constituting INVESCO International Funds, Inc.) and our report dated December 9,1998 relating to the financial highlights appearing in the October 31, 1998 Annual Report to Shareholders of INVESCO International Blue Chip Growth Fund (one of the portfolios constituting INVESCO International Funds, Inc.), which are also incorporated by reference into the Statement of Additional Information.

We also consent to the incorporation by reference of our report into the Prospectus of INVESCO International Growth Fund dated March 1, 1999, and the incorporation by reference of our report in the Prospectus of INVESCO International Blue Chip Growth Fund dated March 1, 1999, which constitute parts of this Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information of INVESCO International Growth Fund and to the reference to us under the heading "Financial Highlights" in the Prospectus of INVESCO International Growth Fund both dated March 1, 1999. We also consent to the references to us under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information of INVESCO International Blue Chip Growth Fund and to the reference to us under the heading "Financial Highlights" in the Prospectus of INVESCO International Blue Chip Growth Fund both dated March 1, 1999.

We also consent to the reference to us under the heading "Experts" in the combined Prospectus/Proxy Statement, constituting part of this Registration Statement.


/s/PricewaterhouseCoopers LLP
--------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
March 16, 1999